UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2006

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

(a) New Credit Agreement

On April 6, 2006, PHH Corporation (the “Company”), as borrower, entered into a $500,000,000 unsecured 364-Day Revolving Credit Agreement (“Credit Agreement”) with J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners, the lenders referred to therein (the “Lenders”), and JPMorgan Chase Bank, N.A., as a Lender and Administrative Agent for the Lenders.

The proceeds of the borrowings under the Credit Agreement will be used for working capital and general corporate purposes. The Credit Agreement includes terms and conditions, which are generally consistent with those in the Amended and Restated Competitive Advance and Revolving Credit Agreement (the “Existing Credit Agreement”), dated as of January 6, 2006, among the Company and PHH Vehicle Management Services Inc., a wholly-owned Canadian subsidiary of the Company, as borrowers; J.P. Morgan Securities, Inc. and Citigroup Global Markets, Inc., as joint lead arrangers; the lenders referred to in the Amended Credit Agreement; and JPMorgan Chase Bank, N.A., as a lender and administrative agent for the lenders. The terms and conditions in the Credit Agreement also include provisions consistent with the waiver provisions received from the lenders under the Existing Credit Agreement and disclosed in the Company’s Current Report on Form 8-K filed on March 17, 2006

Interest rates under the Credit Agreement are based upon the Company’s senior unsecured long-term debt ratings. If the ratings on the Company’s senior unsecured long-term debt assigned by Moody’s Investors Service, Standard & Poor’s and Fitch Ratings are not equivalent to each other, the second highest credit rating assigned by them determines pricing under the Credit Agreement. Borrowings under the Credit Agreement currently bear interest at LIBOR plus a margin of 38 basis points (“bps”). The Credit Agreement also requires the Company to pay a per annum facility fee of 12 bps and a per annum utilization fee of 10 bps if usage exceeds 50% of the aggregate commitments under the Credit Agreement. In the event that the Company’s second highest credit rating is downgraded, the margin over LIBOR would become 47.5 bps for the first downgrade and up to 70 bps for subsequent downgrades. The per annum facility fee would become 15 bps for the first downgrade and up to 17.5 bps for subsequent downgrades. The Company will also pay an additional facility fee of 10 bps on October 6, 2006 based upon the outstanding commitments under the Credit Agreement at that time. The facility matures on April 5, 2007.

The Credit Agreement (i) contains restrictive covenants, including, but not limited to, restrictions on indebtedness of material subsidiaries, mergers, limitations on liens, liquidations, sale and leaseback transactions, and (ii) requires that the Company maintain: (a) on the last day of each fiscal quarter, net worth of $1.0 billion plus 25% of net income, if positive, for each fiscal quarter ended after December 31, 2004 and (b) at any time, a ratio of indebtedness to tangible net worth no greater than 10:1.

There were no borrowings under the Credit Agreement or the Existing Credit Agreement as of April 6, 2006.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (the “Form 8-K”) and is incorporated herein by reference.

(b) Amendment to Operating Agreement of PHH Home Loans, LLC

On March 31, 2006, PHH Broker Partner Corporation (the “PHH Member”), a wholly-owned subsidiary of the Company, and Cendant Real Estate Services Venture Partner, Inc. (the “Cendant Member”), a subsidiary of Cendant Corporation, entered into Amendment No. 2 (the “Amendment”) to the Amended and Restated Limited Liability Company Operating Agreement of PHH Home Loans, LLC (“PHH Home Loans”), dated as of January 31, 2005 (the “Operating Agreement”), as amended on May 12, 2005.

Under the terms of the Operating Agreement, at any time after the tenth anniversary of closing, the Cendant Member may deliver a two-year termination notice requesting that the PHH Member either (i) purchase or cause to be purchased (the “Two Year Put”) all of the Cendant Member’s interests in PHH Home Loans or (ii) sell all of the PHH Member’s interests (the “Two Year Sale”) to a person not affiliated with Cendant Corporation. The Amendment modifies the method for determining the fair value applicable to the Two Year Put and the Two Year Sale, providing for a valuation process to take place following delivery of a two-year termination notice, instead of a fixed formula for making such valuation.

The foregoing descriptions of the Amendment and the Operating Agreement do not purport to be complete and are qualified in their entirety by reference to (i) the Amendment, a copy of which was filed as Exhibit 10.1 to Cendant Corporation’s Current Report on Form 8-K filed on April 3, 2006, (ii) Amendment No. 1 to the Operating Agreement, which was filed as Exhibit 3.3.1 to the Company’s Quarterly Report on Form 10-Q filed on August 12, 2005, and (iii) the Operating Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 1, 2005, each of which is incorporated herein by reference.

(c) Management Services Agreement

On March 31, 2006, PHH Mortgage Corporation (“PMC”), the Company’s wholly-owned subsidiary, entered into a management services agreement (the “Management Agreement”) with PHH Home Loans, pursuant to which PMC provides certain mortgage origination processing and administrative services for PHH Home Loans. As previously disclosed, PHH Home Loans is a mortgage venture the Company formed with a subsidiary of Cendant Corporation. Pursuant to the Management Agreement, PMC provides PHH Home Loans assistance with seasonal call center staffing, secondary mortgage marketing, pricing and, for certain channels, underwriting, credit scoring and document review. PMC also provides administrative services, including payroll, financial systems management, treasury, information technology services, telecommunications services and human resources and employee benefits services, and is paid for these services based upon various metrics depending on the category of services provided. The Management Agreement terminates automatically upon the termination of the Company’s Strategic Relationship Agreement, a copy of which was previously filed with the Securities and Exchange Commission by the Company.

The foregoing description of the Management Agreement does not purport to be complete and is qualified in its entirety by reference to the Management Agreement, a copy of which is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01(a), Entry into Material Definitive Agreement, above is incorporated by reference in response to this Item.

Item 8.01 Other Events.

The Company has concluded that it will be unable to satisfy the requirements of Section 203.01 of the NYSE Listed Company Manual to distribute its annual report containing the Company’s financial statements for the year ended December 31, 2005 to its stockholders within 120 days of the 2005 fiscal year end. As announced previously, because the Company’s 2005 financial statements have not been finalized and the audit with respect to such financial statements is ongoing, the Company has delayed the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “Form 10-K”) beyond its filing deadline. The Company is diligently working to complete its Form 10-K, and will distribute its annual report to its stockholders as soon as possible. However, the Company can provide no assurances at this time as to when this distribution will take place.

The Company’s Annual Meeting of Stockholders was originally scheduled to be held on April 27, 2006. Because the Company’s 2005 financial statements have not been finalized, the Company has postponed its currently scheduled Annual Meeting of Stockholders. The Company expects to hold its Annual Meeting of Stockholders as soon as practicable following the filing of its Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1
364-Day Revolving Credit Agreement, dated as of April 6, 2006, between PHH Corporation, as Borrower, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners, the lenders referred to therein, and JPMorgan Chase Bank, N.A., as a Lender and Administrative Agent for the Lenders.

	10.2	Amendment No. 2, dated as of March 31, 2006, to the Amended and Restated Limited Liability Company Operating Agreement of PHH Home Loans, LLC, dated as of January 31, 2005, as amended.*

	10.3	Management Services Agreement, dated March 31, 2006, between PHH Home Loans, LLC and PHH Mortgage Corporation.**

* Incorporated by reference to Exhibit 10.1 to Cendant Corporation’s Current Report on Form 8-K, filed on April 3, 2006.

** Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions have been omitted and filed separately with the Securities and Exchange Commission.

This Current Report on Form 8-K and Exhibit 99.1 hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading “Forward Looking Statements” in the Company’s periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as Exhibit 99 thereto, titled “Risk Factors Affecting the Company’s Business and Future Results,” in connection with any forward-looking statements that may be made by the Company and its businesses generally. Except for the Company’s ongoing obligations to disclose material information under the federal securities laws, the Company does not undertake any obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PHH CORPORATION

	By:	/s/ Clair M. Raubenstine
	Name:	Clair M. Raubenstine
	Title:	Executive Vice President and Chief Financial Officer

Dated: April 6, 2006

Exhibit Index

10.1
364-Day Revolving Credit Agreement, dated as of April 6, 2006, between PHH Corporation, as Borrower, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners, the lenders referred to therein, and JPMorgan Chase Bank, N.A., as a Lender and Administrative Agent for the Lenders.

10.2	Amendment No. 2, dated as of March 31, 2006, to the Amended and Restated Limited Liability Company Operating Agreement of PHH Home Loans, LLC, dated as of January 31, 2005, as amended.*

10.3	Management Services Agreement, dated March 31, 2006, between PHH Home Loans, LLC and PHH Mortgage Corporation.**

* Incorporated by reference to Exhibit 10.1 to Cendant Corporation’s Current Report on Form 8-K, filed on April 3, 2006.

** Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions have been omitted and filed separately with the Securities and Exchange Commission.